                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       Date of Report (Date of earliest event reported): DECEMBER 16, 1997



                         BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)



          MARYLAND                   1-12672                      77-0404318
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                  (IRS employer
      of incorporation)            file number)              identification no.)



           4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (408) 983-1500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.


     This Current Report on Form 8-K of Bay Apartment Communities, Inc. (the "Company") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein are statements that involve risks and uncertainties, including, but not limited to, the demand for apartment homes, the effects of economic conditions, the impact of competition and competitive pricing, changes in construction costs, the results of financing efforts, potential acquisitions under agreement, the effects of the Company's accounting policies and other risks detailed in the Company's filings with the Securities and Exchange Commission (the "Commission").

AMENDMENT OF CREDIT FACILITY

     On November 21, 1997, the Company amended its $200 million unsecured acquisition and construction line of credit (the "Unsecured Credit Facility") from Union Bank of Switzerland and other participating banks, which was originally received in May 1996, amended in August 1996, and subsequently amended and restated on July 2, 1997. Under the terms of the Second Amended and Restated Revolving Loan Agreement, the maximum revolving credit amount was increased to $350 million. The Unsecured Credit Facility bears interest at the London Interbank Offered Rate (based on a maturity selected by the Company) plus 0.90% per annum and matures in May 2000.

PROPERTY ACQUISITION

     GOVERNOR'S SQUARE. On December 11, 1997, the Company acquired a 302 apartment home community located in Sacramento, California from GSW Associates, Ltd. & GSE Associates, Ltd. The purchase price for this community was approximately $24.8 million, which included $14.4 million of assumed indebtedness. The amount of the purchase price payable to the seller at closing, approximately $10.3 million, was funded by drawing on the Company's Unsecured Credit Facility. Neither the Company, any subsidiary of the Company nor any director or officer of the Company was affiliated with or had a material relationship with the seller of this community. This community was previously described in the Company's Current Report on Form 8-K, dated October 31, 1997, under the section "Proposed Acquisitions," and the financial statements required under Rule 3-14 of Regulation S-X were filed therewith.

     Following this acquisition, the Company's portfolio consists of 49 communities containing 13,124 apartment homes (including apartment homes delivered at Toscana, a partially developed community) and six land sites on which it is building, or plans to commence building in the future, six communities, which will contain an aggregate of approximately 1,698 apartment homes (including the remaining apartment homes under construction at Toscana).

PROPOSED ACQUISITIONS


     The following are proposed acquisition communities. The Company anticipates that these proposed acquisitions will be funded by drawing on the Company's Unsecured Credit Facility and working capital. Because the purchase of each of the proposed acquisition communities is still pending, there can be no assurance that the Company will consummate the acquisition of any or all of the proposed acquisition communities or, if acquired, that they will be purchased on the terms currently contemplated. Neither the Company, any subsidiary of the Company nor any director or officer of the Company is affiliated with or has a material relationship with the seller of the proposed acquisition communities described below.


     WATERHOUSE PLACE ACQUISITION COMMUNITY. The Company has agreed to purchase a 279 apartment home community located in Beaverton, Oregon from Pacific Gulf Properties, Inc. The purchase price for this community is anticipated to be approximately $15.6 million. This acquisition is expected to close in December 1997.

     MISSION BAY CLUB ACQUISITION COMMUNITY. The Company has agreed to purchase a 564 apartment home community located in San Diego, California from The Travelers Insurance Company. The purchase price for this community is anticipated to be approximately $43.8 million. This acquisition is expected to close in December 1997.

     WESTWOOD CLUB ACQUISITION COMMUNITY. The Company has agreed to purchase a 363 apartment home community located in Los Angeles, California from The Travelers Insurance Company. The purchase price for this community is anticipated to be approximately $32.1 million. This acquisition is expected to close in December 1997.

     PACIFICA CLUB ACQUISITION COMMUNITY. The Company has agreed to purchase a 304 apartment home community located in Huntington Beach, California from The Travelers Insurance Company. The purchase price for this community is anticipated to be approximately $26.8 million. This acquisition is expected to close in December 1997.

     AMBERWAY ACQUISITION COMMUNITY. The Company has agreed to purchase a 272 apartment home community located in Anaheim, California from The Travelers Insurance Company. The purchase price for this community is anticipated to be approximately $17.5 million. This acquisition is expected to close in January 1998.

     ARBOR PARK ACQUISITION COMMUNITY. The Company has agreed to purchase a 260 apartment home community located in Upland, California from The Travelers Insurance Company. The purchase price for this community is anticipated to be approximately $12.4 million. This acquisition is expected to close in January 1998.

     Each of the Mission Bay, Westwood Club, Pacifica Club, Amberway and Arbor Park Acquisition Communities will be acquired from The Travelers Insurance Company. The aggregate purchase price of $102.7 million for the Mission Bay, Westwood Club and Pacifica Club Acquisition Communities, each of which the Company intends to acquire in December 1997, will be subject to an increase in the amount of $2.3 million in the event the Company does not consummate the acquisition of each of the Amberway and Arbor Park Acquisition Communities in January 1998.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements under Rule 3-14 of Regulation S-X


(b)  Pro Forma Financial Statements


(c)  Exhibits

     1.1 Underwriting Agreement dated December 8, 1997, between the Company and PaineWebber Incorporated, relating to the sale of 156,600 shares of the Company's common stock, par value $.01 per share.

     10.1  Second Amended and Restated Revolving Loan Agreement dated
           November 21, 1997, between the Company, Union Bank of Switzerland, as Co-Agent and Bank, Union Bank of California, N.A, as Co-Agent and Bank, Union Bank of Switzerland, as Administrative Agent, and the other Banks signatory thereto.

     23.1  Consent of Coopers & Lybrand L.L.P., Independent Accountants.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                 BAY APARTMENT COMMUNITIES, INC.



Dated:  December 16, 1997        By:/s/ Jeffrey B. Van Horn
                                 ----------------------------------------------
                                 Name:  Jeffrey B. Van Horn
                                 Title: Vice President, Chief Financial Officer
                                        and Secretary

                        REPORT OF INDEPENDENT ACCOUNTANTS




Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Arbor Park Apartments, Upland, California (the Property) for the 12 months ended May 31, 1997. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Arbor Park Apartments, Upland, California, for the 12 months ended May 31, 1997, in conformity with generally accepted accounting principles.



                                                COOPERS & LYBRAND L.L.P.


San Francisco, California
November 14, 1997

                              ARBOR PARK APARTMENTS

                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES

                                     -------


                                                                Twelve Months
                                                                    Ended
                                                                 May 31, 1997
                                                                -------------
Revenues:
   Rental income                                                 $1,623,510
   Other                                                             87,614
                                                                 ----------
                                                                  1,711,124
                                                                 ----------

Direct operating expenses:
   On-site management                                               226,801
   Real property tax                                                112,022
   Utilities                                                        152,340
   Repairs and maintenance                                          321,442
   Other                                                             49,881
                                                                 ----------
                                                                    862,486
                                                                 ----------
                   Revenue in excess of direct
                       operating expenses                        $  848,638
                                                                 ==========








                      The accompanying note is an integral
                        part of this Historical Summary

                              ARBOR PARK APARTMENTS

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES

                                     -------


A.   PROPERTY AND BASIS OF ACCOUNTING:

     The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Arbor Park Apartments located in Upland, California with 260 apartment homes.

     In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

     Rental income attributable to residential leases is recorded when due from tenants.

                       REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Amberway Apartments, Anaheim, California (the Property) for the 12 months ended May 31, 1997. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Amberway Apartments, Anaheim, California, for the 12 months ended
May 31, 1997, in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.


San Francisco, California
November 14, 1997

                               AMBERWAY APARTMENTS

                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES

                                     -------


                                                               Twelve Months
                                                                   Ended
                                                                May 31, 1997
                                                               -------------
Revenues:
   Rental income                                                 $1,997,047
   Other                                                            117,828
                                                                 ----------
                                                                  2,114,875
                                                                 ----------
Direct operating expenses:
   On-site management                                               231,553
   Real property tax                                                173,026
   Utilities                                                         70,775
   Repairs and maintenance                                          348,880
   Other                                                             59,777
                                                                 ----------
                                                                    884,011
                                                                 ----------
                   Revenue in excess of direct
                       operating expenses                        $1,230,864
                                                                 ==========











                      The accompanying note is an integral
                        part of this Historical Summary

                               AMBERWAY APARTMENTS

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES

                                     -------



A.   PROPERTY AND BASIS OF ACCOUNTING:

     The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Amberway Apartments located in Anaheim, California with 272 apartment homes.

     In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

     Rental income attributable to residential leases is recorded when due from tenants.

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Mission Bay Club Apartments, San Diego, California (the Property) for the 12 months ended May 31, 1997. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Mission Bay Club Apartments, San Diego, California, for the 12 months ended May 31, 1997, in conformity with generally accepted accounting principles.


                                                 COOPERS & LYBRAND L.L.P.

San Francisco, California
November 14, 1997

                           MISSION BAY CLUB APARTMENTS

                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES

                                     -------



                                                               Twelve Months
                                                                   Ended
                                                                May 31, 1997
                                                               -------------
Revenues:
   Rental income                                                 $4,537,879
   Other                                                            318,305
                                                                 ----------
                                                                  4,856,184
                                                                 ----------

Direct operating expenses:
   On-site management                                               534,329
   Real property tax                                                332,875
   Utilities                                                        337,877
   Repairs and maintenance                                          782,162
   Other                                                            120,258
                                                                 ----------
                                                                  2,107,501
                                                                 ----------
               Revenue in excess of direct
                   operating expenses                            $2,748,683
                                                                 ==========


                      The accompanying note is an integral
                         part of this Historical Summary

                           MISSION BAY CLUB APARTMENTS

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES

                                     -------



A.   PROPERTY AND BASIS OF ACCOUNTING:

     The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Mission Bay Club Apartments located in San Diego, California with 564 apartment homes.

     In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

     Rental income attributable to residential leases is recorded when due from tenants.

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Pacifica Club Apartments, Huntington Beach, California (the Property) for the 12 months ended May 31, 1997. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Pacifica Club Apartments, Huntington Beach, California, for the
12 months ended May 31, 1997, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.


San Francisco, California
November 14, 1997

                            PACIFICA CLUB APARTMENTS

                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES

                                     -------



                                                               Twelve Months
                                                                   Ended
                                                                May 31, 1997
                                                               -------------
Revenues:
   Rental income                                                $2,609,793
   Other                                                           169,096
                                                                ----------
                                                                 2,778,889
                                                                ----------

Direct operating expenses:
   On-site management                                              268,855
   Real property tax                                               207,184
   Utilities                                                       128,990
   Repairs and maintenance                                         327,544
   Other                                                            74,756
                                                                ----------
                                                                 1,007,329
                                                                ----------
                   Revenue in excess of direct
                       operating expenses                       $1,771,560
                                                                ==========
















                      The accompanying note is an integral
                        part of this Historical Summary.

                            PACIFICA CLUB APARTMENTS

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES

                                     -------



A.   PROPERTY AND BASIS OF ACCOUNTING:

     The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Pacifica Club Apartments located in Huntington Beach, California with
     304 apartment homes.

     Inaccordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

     Rental income attributable to residential leases is recorded when due from tenants.

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:


We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Westwood Club Apartments, Los Angeles, California (the Property) for the 12 months ended May 31, 1997. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Westwood Club Apartments, Los Angeles, California, for the 12 months ended May 31, 1997, in conformity with generally accepted accounting principles.

                                               COOPERS & LYBRAND L.L.P.


San Francisco, California
November 14, 1997

                            WESTWOOD CLUB APARTMENTS

                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES

                                     -------


                                                               Twelve Months
                                                                   Ended
                                                                May 31, 1997
                                                               -------------
Revenues:
   Rental income                                                 $3,777,156
   Other                                                            219,410
                                                                 ----------
                                                                  3,996,566
                                                                 ----------

Direct operating expenses:
   On-site management                                               565,622
   Real property tax                                                187,962
   Utilities                                                        276,190
   Repairs and maintenance                                          989,537
   Other                                                             81,853
                                                                 ----------
                                                                  2,101,164
                                                                 ----------
                   Revenue in excess of direct
                       operating expenses                        $1,895,402
                                                                 ==========






                      The accompanying note is an integral
                        part of this Historical Summary.

                            WESTWOOD CLUB APARTMENTS

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES

                                     -------



A.   PROPERTY AND BASIS OF ACCOUNTING:

     The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Westwood Club Apartments located in Los Angeles, California with
     363 apartment homes.

     In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

     Rental income attributable to residential leases is recorded when due from tenants.

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:


We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Waterhouse Place Apartments, Beaverton, Oregon (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Waterhouse Place Apartments, Los Angeles, California, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                               COOPERS & LYBRAND L.L.P.


San Francisco, California
December 11, 1997

                           WATERHOUSE PLACE APARTMENTS

                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES

                                     -------


                                                                 Year Ended
                                                                December 31,
                                                                    1996
                                                                ------------
Revenues:
   Rental income                                                 $2,030,418
   Other                                                             59,325
                                                                 ----------
                                                                  2,089,743
                                                                 ----------

Direct operating expenses:
   On-site management                                               215,105
   Real property tax                                                183,704
   Utilities                                                        157,517
   Repairs and maintenance                                          243,804
   Other                                                             14,549
                                                                 ----------
                                                                    814,679
                                                                 ----------
                   Revenue in excess of direct
                       operating expenses                        $1,275,064
                                                                 ==========






                      The accompanying note is an integral
                        part of this Historical Summary.

                           WATERHOUSE PLACE APARTMENTS

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES

                                     -------



A.   PROPERTY AND BASIS OF ACCOUNTING:

     The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Waterhouse Place Apartments located in Beaverton, Oregon with 279 apartment homes.

     In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

     Rental income attributable to residential leases is recorded when due from tenants.

                         BAY APARTMENT COMMUNITIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996
                 (In thousands, except share and per share data)
                                   (Unaudited)


                                                                       Acquisition
                                                      Historical       Communities         Pro Forma
                                                      ----------       -----------         ---------
Assets:
  Real estate assets:
  Land                                                 $152,277         $ 32,304 A          $184,581
  Buildings and improvements                            511,583          108,526 A           620,109
  Furniture, fixtures & equipment                        35,542            7,540 A            43,082
                                                       --------         --------            --------
                                                        699,402          148,370             847,772
  Less: accumulated depreciation                        (52,554)               0             (52,554)
                                                       --------         --------            --------
  Operating real estate assets                          646,848          148,370             795,218

  Construction in progress                               50,945                0              50,945
                                                       --------         --------            --------
    Net real estate assets                              697,793          148,370             846,163

  Cash & cash equivalents                                   920                0                 920
  Restricted cash                                           960                0                 960
  Other assets, net                                      12,236                0              12,236
                                                       --------         --------            --------
    Total Assets                                       $711,909         $148,370            $860,279
                                                       ========         ========            ========

Liabilities and Shareholders' Equity:
  Liabilities:
  Notes payable                                        $273,688         $148,370 B          $422,058
  Accounts payable and accrued expenses                   5,450                0               5,450
  Dividends payable                                       8,939                0               8,939
  Other liabilities                                       4,553                0               4,553
                                                       --------         --------            --------
    Total Liabilities                                   292,630          148,370             441,000

  Minority interest                                       7,002                0               7,002

  Shareholders' Equity:
  Preferred stock                                            27                0                  27
  Common stock                                              190                0                 190
  Paid in capital                                       435,723                0             435,723
  Dividends in excess of accumulated earnings           (23,663)               0             (23,663)
                                                       --------         --------            --------
    Total Shareholders Equity                           412,277                0             412,277
                                                       --------         --------            --------
    Total Liabilities and Shareholders' Equity         $711,909         $148,370            $860,279
                                                       ========         ========            ========


                         BAY APARTMENT COMMUNITIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                 (In thousands, except share and per share data)
                                   (Unaudited)


                                                                       Acquisition
                                                      Historical       Communities        Pro Forma
                                                     -----------       -----------       -----------
Revenue:
  Rental                                             $    80,377        $16,576 C        $    96,953
  Other                                                    2,216            972 C              3,188
                                                     -----------        -------          -----------
    Total revenue                                         82,593         17,548              100,141
                                                     -----------        -------          -----------
Expenses:
  Property operating                                      18,924          6,179 D             25,103
  Property taxes                                           6,353          1,197 D              7,550
  General and administrative                               3,895            401 D              4,296
  Interest and financing                                  14,276         10,193 E             24,469
  Depreciation and amortization                           18,689          4,695 F             23,384
                                                     -----------        -------          -----------
    Total expenses                                        62,137         22,665               84,802
                                                     -----------        -------          -----------
  Income before minority interest and
    extraordinary item                                    20,456         (5,117)              15,339

    Minority interest                                       (319)             -                 (319)
                                                     -----------        -------          -----------
  Income before extraordinary item                        20,137         (5,117)              15,020

    Extraordinary item                                      (511)             -                 (511)
                                                     -----------        -------          -----------
  Net income                                              19,626         (5,117)              14,509

    Preferred dividend requirement                        (4,264)             0               (4,264)
                                                     -----------        -------          -----------
  Earnings available to common shares                $    15,362        ($5,117)         $    10,245
                                                     ===========        =======          ===========

  Weighted average shares outstanding                 15,126,242                          15,126,242
                                                     ===========                         ===========
  Per share                                          $      1.02                         $      0.68
                                                     ===========                         ===========


1.  Basis of Presentation:


The pro forma financial statements of Bay Apartment Communities, Inc. (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. The pro forma consolidated balance sheet has been prepared as if the probable acquisition of six apartment communities during the period of December 1997 through January 1998 (the "Acquisition Communities"), had occurred on December 31, 1996. The pro forma consolidated statement of operations for the twelve months ended December 31, 1996, has been prepared as if the above mentioned events had occurred on January 1, 1996. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company.

2.  PRO FORMA ADJUSTMENTS:

A - Additional real estate assets are attributable to the Acquisition Communities which consist of the following acquisitions (000's):

              Waterhouse Place, Beaverton, OR           $ 15,620
              Arbor Park, Upland, CA                      12,445
              Amberway, Anaheim, CA                       17,545
              Pacifica Club, Huntington Beach, CA         26,820
              Mission Bay Club, San Diego, CA             43,820
              Westwood Club, Los Angeles, CA              32,120
                                                        --------
                                                        $148,370


B - Increase in notes payable is attributable to cash used to acquire the Acquisition Communities which was drawn from the Credit Facility.

C - Additional rental and other revenue is attributable to the Acquisition Communities.

D - Additional property operating expense, property tax expense, and general and administrative expense are attributable to the Acquisition Communities.

E - Additional interest and financing expense is attributable to the interest incurred on funds obtained from the Credit Facility.

F - Depreciation expense attributable to the Acquisition Communities has been computed using the straight-line method over 30 years for buildings and 7 years for furniture, fixtures and equipment.